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                                                                    EXHIBIT 25.1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   31-0841368
                                (I.R.S. Employer
                             Identification Number)

60 Livingston Avenue
St. Paul, Minnesota                                       55107
(Address of principal executive offices)                  (Zip code)



                                 James Kowalski
                         535 Griswold Street, Suite 550
                             Detroit, Michigan 48226
                            Telephone: (313) 234-4716
            (Name, address and telephone number of agent for service)
                -------------------------------------------------


                        HAYES LEMMERZ INTERNATIONAL, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                             32-0072578
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)


15300 Centennial Drive
Northville, Michigan                                 48167
(Address of principal executive offices)             (Zip code)

                                  -------------

                          10 1/2% Senior Notes due 2010
                       (Title of the indenture securities)

================================================================================
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1. GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

        Comptroller of the Currency                        Washington, D.C.

         (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

ITEMS 3-15.       Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Articles of Association of the Trustee, as now in effect. (Exhibit 1 to Item 16 of Form T-1, Registration Statement No. 333-67188).

         2. A copy of the certificate of authority of the Trustee to commence business. (Exhibit 2 to Item 16 of Form T-1, Registration Statement No. 333-67188).

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers. (Exhibit 3 to Item 16 of Form T-1, Registration Statement No. 333-67188).

         4. A copy of the existing bylaws of the Trustee, as now in effect. Exhibit 4 to Item 16 of Form T-1, Registration Statement No. 333-67188).

         5.       Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act.

         7. A copy of the Report of Condition of the Trustee as of June 30, 2003, published pursuant to law or to the requirements of its supervising or examining authority. (Exhibit 7 to Item 16 of Form T-1, Registration Statement No. 333-108862).

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                                    SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, U.S. Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, and State of Michigan, on the 23rd day of September, 2003.


                                          U.S. BANK NATIONAL ASSOCIATION



                                          By:           /s/  James Kowalski
                                               ---------------------------------
                                               Name:    James Kowalski
                                               Title:   Vice President
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                                                                       EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. Bank National Association, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:   September 23, 2003


                                          U.S. BANK NATIONAL ASSOCIATION

                                          By:           /s/   James Kowalski
                                               ---------------------------------
                                               Name:    James Kowalski
                                               Title:   Vice President